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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 1998

                     FIRST LIBERTY BANK CORP.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                0-13312           23-2275242
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)

645 Washington Avenue, P.O. Box 39, Jermyn, PA         18433-0039
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (717) 876-6500

                     THE FIRST JERMYN CORP.
  (Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets.

     On June 30, 1998 (the "Effective Date"), The First Jermyn Corp. ("First Jermyn"), a Pennsylvania corporation and registered bank holding company, and Upper Valley Bancorp, Inc. ("Upper Valley"), a Pennsylvania corporation and registered bank holding company, completed the merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated as of October 15, 1997, between such parties (the "Agreement").

     On the Effective Date, pursuant to the Agreement, Upper Valley merged with and into First Jermyn, with First Jermyn surviving the Merger, the separate existence of Upper Valley ceased, and all property, rights, powers, duties, obligations and liabilities of Upper Valley were automatically transferred to First Jermyn, in accordance with Pennsylvania law.

     In connection with the Merger, the Articles of Incorporation and Bylaws of First Jermyn were amended and restated in their entirety as set forth in the Agreement to, among other things, change the name of First Jermyn to "First Liberty Bank Corp." ("First Liberty"). Copies of the amended and restated Articles of Incorporation and Bylaws of First Liberty are attached hereto as Exhibits 99.1 and 99.2, respectively.

     Immediately prior to completion of the Merger, 1,000,972 shares of common stock of Upper Valley, par value $0.50 per share ("Upper Valley Common Stock"), were issued and outstanding. On the Effective Date, each outstanding share of Upper Valley Common Stock was automatically converted into 0.689 shares of common stock of First Liberty, $1.25 par value ("First Liberty Common Stock"). A total of approximately 689,670 shares of First Liberty Common Stock were issued in the Merger. On the Effective Date, the last reported sale price of First Liberty Common Stock was $75.50 per share. The Merger was treated as a pooling of interests for financial accounting purposes.

     The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Financial Statements of Upper Valley required by this
          Item 7(a) will be filed by an amendment to this
          Form 8-K not later than 60 days from the date hereof. First Liberty expects that the amendment containing such financial information will be filed on or prior to September 1, 1998.
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     (b)  Pro forma financial information.

          Pro forma financial information required by this
          Item 7(b) will be filed by an amendment to this Form 8-K not later than 60 days from the date hereof. First Liberty expects that the amendment containing such pro forma financial information will be filed on or prior to September 1, 1998.

     (c)  Exhibits.

           2.1 Agreement, dated as of October 15, 1998, between First Jermyn and Upper Valley
               (incorporated herein by reference to
               Exhibit 2.1 to First Jermyn's Current Report on Form 8-K, dated November 13, 1998).

          99.1 Restated Articles of Incorporation of First
               Liberty Bank Corp.

          99.2 Restated Bylaws of First Liberty Bank Corp.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST LIBERTY BANK CORP.

Dated:  July 9, 1998

                              By /s/ William M. Davis
                                   William M. Davis,
                                   President and Chief Financial
                                   Officer  <PAGE 4>